EXCHANGE TRADED CONCEPTS TRUST

Hull Tactical US ETF (the “Fund”)

(NYSE Arca, Inc.: HTUS)

Supplement dated August 16, 2019 to the Fund’s

currently effective Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Prospectus and SAI and should be read in conjunction with those documents.

The Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) has approved a change to the Fund’s sub-advisory arrangements. Effective August 19, 2019, Vident Investment Advisory, LLC will no longer serve as a sub-adviser to the Fund. Exchange Traded Concepts, LLC (“ETC”), the Fund’s investment adviser, will continue to serve as the Fund’s investment adviser, and HTAA, LLC (“HTAA”) will continue to serve as the Fund’s sub-adviser.

As a result of the change, Andrew Serowik and Travis Trampe of ETC will be added to the Fund’s portfolio management team. Petra Bakosova of HTAA will continue to serve as a portfolio manager of the Fund. The change will have no effect on the Fund’s investment objective or principal investment strategies. Additionally, the change will not affect the Fund’s fees and expenses.

Based on the foregoing, effective August 19, 2019, all references to “Vident Investment Advisory, LLC” and “Vident” as a sub-adviser to the Fund are removed from the Fund’s Prospectus and SAI.

Additionally, the following changes to the Prospectus are made:

●	On page 7, the information under “Portfolio Managers” is hereby replaced in its entirety with the following:

Petra Bakosova, Chief Operating Officer of the Investment Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2015.

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since August 2019.

Travis Trampe, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since August 2019.

●	Beginning on page 15, the first paragraph under “Fund Management” is hereby replaced in its entirety with the following:

Adviser. Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advisory services to the Fund. The Adviser is responsible for, among other things, overseeing the Investment Sub-Adviser, including regular review of the Investment Sub-Adviser’s performance, and trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services it provides to the Fund, the Fund pays the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.91% of the average daily net assets of the Fund.

●	Beginning on page 16, the information under “Portfolio Managers” is hereby replaced in its entirety with the following:

Petra Bakosova, Andrew Serowik, and Travis Trampe are primarily responsible for the day-to-day management of the Fund.

Petra Bakosova, Chief Operating Officer, has been with HTAA since October 2014. Prior to HTAA, Ms. Bakosova worked five months at Toji Trading Group, LLC, as a quantitative researcher and three years at ArbHouse, LLC, as a strategist. Prior to Arbhouse, Ms. Bakosova was working towards and received her Master of Science degree in Financial Mathematics from the University of Chicago.

Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various roles, including managing global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculations, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.

Mr. Trampe joined the Adviser in May 2018 and has over 17 years of investment management experience, including over 10 years as Portfolio Manager for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in Finance and a minor in mathematics.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Further, the following changes to the Fund’s SAI are made:

●	On page 1, the first paragraph under the section “General Information About the Trust” is hereby replaced in its entirety with the following:

Exchange Traded Concepts Trust (the “Trust”) is an open-end management investment company consisting of multiple investment series. This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Fund, which is a diversified open-end management investment company. HTAA, LLC (the “Investment Sub-Adviser”) serves as the Fund’s sub-adviser.

●	On page 26, the second paragraph under the section “Investment Advisory and Other Services” is hereby replaced in its entirety with the following:

The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund. The Adviser is responsible for, among other things, overseeing the Investment Sub-Adviser, including regular review of the Investment Sub-Adviser’s performance, and trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers of Trustees of the Trust.

●	Beginning on page 28, the section “Portfolio Managers” is hereby replaced in its entirety with the following:

Petra Bakosova, Andrew Serowik, and Travis Trampe serve as the Fund’s portfolio managers. This section includes information about the portfolio managers, including information about other accounts each portfolio manager manages, the portfolio managers’ compensation, and the dollar range of shares of the Fund owned by the portfolio managers.

Portfolio Manager Compensation. Ms. Bakosova is compensated by the Investment Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. Mr. Serowik’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. Mr. Trampe’s portfolio management compensation also includes a salary and discretionary bonus based upon the profitability of the Adviser. No portfolio manager’s compensation is directly related to the performance of the underlying assets.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of the portfolio managers’ “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of July 31, 2019, none of the portfolio managers beneficially owned shares of the Fund.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Petra Bakosova	0	$0	0	$0	0	$0
Andrew Serowik	10	$503.8	0	$0	0	$0
Travis Trampe	10	$503.8	0	$0	0	$0

*Information for Ms. Bakosova is provided as of November 30, 2018. Information for Mr. Serowik and Mr. Trampe is provided as of July 31, 2019. None of the accounts managed by the portfolio managers are subject to performance-based advisory fees.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and Investment Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Investment Sub-Adviser manage are fairly and equitably allocated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HTU-SK-001-0100

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